As filed with the U.S. Securities and Exchange Commission on December 12, 2025
Registration No. 333-292028

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Miami International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	6200	26-1482385
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
7 Roszel Road, Suite 1A
Princeton, NJ 08540
(609) 897-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Thomas P. Gallagher
Chairman and Chief Executive Officer
Miami International Holdings, Inc.
7 Roszel Road, Suite 1A
Princeton, New Jersey 08540
(609) 897-7300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Herbert F. Kozlov, Esq. Danielle Carbone, Esq. Reed Smith LLP 599 Lexington Avenue New York, New York 10022 (212) 521-5400	Barbara Comly, Esq. Executive Vice President, General Counsel and Corporate Secretary Miami International Holdings, Inc. 7 Roszel Road, Suite 1A Princeton, New Jersey 08540 (609) 897-7300	Paul Tropp, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036 (212) 569-9000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-292028
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☒
The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
Miami International Holdings, Inc., a Delaware corporation (the “Company”), filed a Registration Statement on Form S-1 on December 9, 2025 (333-292028), which was declared effective on December 11, 2025, (the “Registration Statement”). This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (the “Post-Effective Amendment”) is being filed solely to correct typographical errors in Exhibit 5.1. No other changes have been made to the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16. Exhibits and Consolidated Financial Statement Schedules.
(a)Exhibits
See the Exhibit Index included in this Registration Statement, which is incorporated by reference herein.
(b)Consolidated Financial Statement Schedules
Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the consolidated financial statements or interim condensed consolidated financial statements or notes thereto.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Form of Underwriting Agreement (Incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 (333-292028) filed with the SEC on December 9, 2025)

3.1
Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

3.2	Amended and Restated By-Laws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.1	Form of Voting Common Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.2≠
Warrant Issued to FCS Advisors LLC, d/b/a Brevet Capital Advisors dated July 29, 2021 for 200,000 shares (Incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.3≠
Warrant Issued to FCS Advisors LLC, d/b/a Brevet Capital Advisors dated December 4, 2023 for 200,000 shares (Incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.4≠
Warrant Issued to Skylight Aggregator, L.P. dated November 4, 2024 for 2,800,291 shares (Incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.5≠
Warrant Issued to Skylight Aggregator, L.P. dated November 4, 2024 for 4,200,436 shares (Incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.6≠
Warrant Issued to WPCS FF Excelsior, L.P. dated November 4, 2024 for 354,240 shares (Incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.7≠
Warrant Issued to WPCS FF Excelsior, L.P. dated November 4, 2024 for 236,160 shares (Incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

4.8≠
Warrant Issued to Citadel Securities Principal Investments LLC. dated June 30, 2025 for 12,437,007 shares (Incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

5.1*	Opinion of Gallagher, Briody & Butler

10.1+
Miami International Holdings, Inc. 2008 Stock Incentive Plan, as amended (Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.2+
Miami International Holdings, Inc. 2008 Stock Incentive Plan for Non-Employee Directors and Members of the Board of Advisors, as amended (Incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.3+
Form of Miami International Holdings, Inc. Stock Option Agreement [for Employees] pursuant to 2008 Stock Incentive Plan, as amended (Incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.4+
Form of Miami International Holdings, Inc. Non-Qualified Stock Option Agreement [for Non-Employee Directors] pursuant to 2008 Stock Incentive Plan for Non-Employee Directors and Members of the Board of Advisors, as amended (Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.5+
Miami International Holdings, Inc. 2013 Stock Option and Incentive Plan for Employees and Consultants, as amended (Incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

Exhibit Number	Exhibit Description

10.6+
Miami International Holdings, Inc. 2013 Stock Option and Incentive Plan for Non-Employee Directors, Committee Members and Members of the Board of Advisors, as amended (Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.7+
Form of Miami International Holdings, Inc. Notice of Stock Option Grant and Stock Option Award Agreement pursuant to 2013 Stock Option and Incentive Plan for Employees and Consultants, as amended (Incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.8+
Form of Miami International Holdings, Inc. Restricted Stock Award Agreement pursuant to 2013 Stock Option and Incentive Plan for Employees and Consultants, as amended (Incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.9+
Form of Miami International Holdings, Inc. Notice of Stock Option Grant and Stock Option Award Agreement pursuant to 2013 Stock Option and Incentive Plan for Non-Employee Directors, Committee Members and Members of the Board of Advisors, as amended (Incorporated by reference to Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.10+
Miami International Holdings, Inc. 2021 Stock Option and Incentive Plan for Employees and Consultants (Incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.11+
Form of Miami International Holdings, Inc. Notice of Stock Option Grant and Stock Option Award Agreement pursuant to 2021 Stock Option and Incentive Plan for Employees and Consultants (Incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.12+
Form of Miami International Holdings, Inc. Restricted Stock Award Agreement pursuant to 2021 Stock Option and Incentive Plan for Employees and Consultants (Incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.13+
Omnibus Amendment to Stock Incentive Plans of Miami International Holdings, Inc. (Incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.14+
Miami International Holdings, Inc. 2022 Equity Incentive Plan (Incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.15+
Form of Notice of Stock Option Grant and Stock Option Award Agreement pursuant to the Miami International Holdings, Inc. 2022 Equity Incentive Plan (Incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.16+
Form of Restricted Stock Award Agreement pursuant to the Miami International Holdings, Inc. 2022 Equity Incentive Plan (Incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.17+
Miami International Holdings, Inc. Transaction Incentive Plan (Incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.18+
Form of Award Agreement pursuant to Miami International Holdings, Inc. Transaction Incentive Plan (Incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.19	Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

Exhibit Number	Exhibit Description

10.20+#
Amended and Restated Employment Agreement effective as of January 1, 2024 by and between Miami International Holdings, Inc. and Shelly Brown (Incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.21+≠
Amended and Restated Employment Agreement dated as of July 17, 2025 between Miami International Holdings, Inc. and Thomas P. Gallagher (Incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.22+#
Amended and Restated Employment Agreement dated July 1, 2024 by and between Miami International Holdings, Inc. and Douglas M. Schafer Jr. (Incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

10.23≠#
Exchange Agreement by and among Miami International Holdings, Inc. and Citadel Securities Principal Investments LLC, dated as of June 30, 2025 (Incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on Form S-1 (333-288767) filed with the SEC on July 18, 2025)

21.1	List of Subsidiaries of the Registrant (Incorporated by reference to Exhibit 21.1 to the Company's Registration Statement on Form S-1 (333-292028) filed with the SEC on December 9, 2025)

23.1	Consent of KPMG LLP (Incorporated by reference to Exhibit 23.1 to the Company’s Registration Statement on Form S-1 (333-292028) filed with the SEC on December 9, 2025)

23.2*	Consent of Gallagher, Briody & Butler (included in Exhibit 5.1)

24.1	Power of Attorney (contained on the signature page to the original Registration Statement on Form S-1 (333-292028) filed with the SEC on December 9, 2025)

107	Calculation of Filing Fees (Incorporated by reference to Exhibit 107 to the Company's Registration Statement on Form S-1 (333-292028) filed with the SEC on December 9, 2025)
__________________
*Filed herewith.
+Indicates management contract or compensatory plan.
#Indicates portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish a copy of all omitted schedules and exhibits to the SEC upon its request.
≠Indicates portions of this exhibit have been omitted in accordance with Item 601(a)(6) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Princeton, New Jersey, on this 12th day of December, 2025.

MIAMI INTERNATIONAL HOLDINGS, INC.

By:	/s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas P. Gallagher	Chairman and Chief Executive Officer (Principal Executive Officer)	December 12, 2025
Thomas P. Gallagher

/s/ Lance Emmons	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	December 12, 2025
Lance Emmons

*	Director	December 12, 2025
Talal Jassim Al-Bahar

*	Director	December 12, 2025
John Beckelman

*	Director	December 12, 2025
Lee Becker

*	Director	December 12, 2025
David Brown

*	Director	December 12, 2025
Kurt M. Eckert

*	Director	December 12, 2025
Kenneth W. Lozier

*	Director	December 12, 2025
Mark I. Massad

*	Director	December 12, 2025
Lisa Moore

*	Director	December 12, 2025
Mark F. Raymond

*	Director	December 12, 2025
Cynthia Schwarzkopf

*	Director	December 12, 2025
Murray Stahl

*	Director	December 12, 2025
Paul V. Stahlin

*	Director	December 12, 2025
J. Gray Teekell

* By:	/s/ Barbara J. Comly
Barbara J. Comly
as Attorney-in-fact